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                                                                 Exhibit: 10.19T

                            MODIFICATION NUMBER TWO
                               TO LOAN AGREEMENT

Trudy Corporation
353 Main Avenue
Norwalk, Connecticut 06851
(Individually and collectively, "Borrower")

First Union National Bank
300 Main Street
Stamford, Connecticut 06904
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of March 1, 1999, by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower, dated March 30, 1998, in the original principal amount of $1,200,000.00 (the "Note"); and certain other Loan Documents, including a Loan Agreement, dated March 30, 1998 (the "Loan Agreement"); and

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                   AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

1. The Section entitled "Borrowing Base" of the Loan Agreement is hereby amended by deleting the subparagraph referring to "Eligible Accounts" and "Eligible Inventory" and adding the following in its place and stead:

     ELIGIBLE ACCOUNTS: The Maximum Principal Amount shall be an amount equal to 75% of the new amount of Eligible Accounts, plus 45% of an amount equal to its value of Eligible Inventory, less the amount of any Reserve required by Bank.

     ELIGIBLE INVENTORY: Eligible Inventory means inventory of raw material and finished goods in Borrower's possession that is held for use or sale in the ordinary course of Borrower's business and is not unmerchantable or obsolete and is subject to a first priority perfected security interest in favor of Bank. The value of the inventory will be determined by Bank and will be valued at the lower of cost or market on a first-in, first-out basis. Eligible Inventory may not exceed a maximum value of $700,000.00 for purposes of borrowing base calculations.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off, that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that


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Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the "Collateral") since the Collateral was originally pledged; that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure the Borrower's Obligations to Bank, including any modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

CONNECTICUT PREJUDGMENT REMEDY WAIVER. EACH BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHTS TO NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration.

These time limitations may not be extended unless party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. RESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to

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exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and
(iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

                                        First Union National Bank

CORPORATE                               By:  James [Illegible]
SEAL                                       -------------------------------
                                             James [Illegible] , Vice President


                                        Trudy Corporation
CORPORATE
SEAL                                    By: William W. Burnham
                                           --------------------------------
                                            William W. Burnham, President